Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Five Point Holdings, LLC (the “Company”) on Form 10-Q for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 7, 2020	/s/ Emile Haddad
Emile Haddad
Chairman, President and Chief Executive Officer (Principal Executive Officer)

 A signed original of this written statement as required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.